Exhibit 99.1
NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT — March 17, 2006

		YEAR				ANTICIPATED
		BUILT/	WATER			CONTRACT	DAYRATE
RIG	RIG DESIGN	REBUILT	DEPTH	LOCATION	OPERATOR	EXPIRATION	($000)	COMMENTS

This fleet status report contains “forward-looking statements” within the meaning of the U.S. federal securities laws about our business, financial performance and prospects. Statements about our plans, intentions, expectations, beliefs, estimates, predictions or similar expressions for the future are forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct. Various factors could cause actual results to differ materially. We discuss these factors, including risks and uncertainties, from time to time in our filings with the U.S. Securities and Exchange Commission.
U.S. Gulf of Mexico (12)

Jackups (2)

# Noble Eddie Paul	MLT Class 84-E.R.C.	1976/1995	390’-IC	Ship Shoal 296	Apache	4/2006	(a)	Following current contract, rig scheduled to be down for +/- 30 days for inspection and refurbishments, then to Mexico for one-year modified bareboat contract with Pemex @ $140-142, which is expected to commence on +/- 5/29/2006.

# Noble Tom Jobe	MLT Class 82-SD-C	1982	250’-IC	TX — Signal shipyard	Shipyard			Contract with Chevron completed on 3/6/2006. Rig will be in shipyard for +/- 14 days for inspection and refurbishments, then to Mexico for a 488-day modified bareboat contract with Pemex @ $119-121 commencing +/- 4/7/2006.

Semisubmersibles (7)

Noble Paul Romano (b)	Noble EVA 4000TM	1981/1998	6,000’	Green Canyon 518	Anadarko	6/2007	324-326	18-month contract extension with Anadarko from 1/1/2006 @ $324-326. Anticipate +/- seven days of downtime in 4Q 2006 for inspection.

# Noble Jim Thompson (b)	Noble EVA 4000TM	1984/1999	6,000’	Mississippi Canyon 935	Shell	12/2006	314-316	One-year contract extension with Shell from 1/1/2006 @ $314-316. Presently negotiating extension.

Noble Amos Runner (b)	Noble EVA 4000TM	1982/1999	6,600’	Green Canyon 683	Kerr-McGee	1/2007	196-198	One-year contract with Kerr-McGee commenced on 1/9/2006 @ $196-198, then one year @ $329-331.

# Noble Max Smith (b)	Noble EVA 4000TM	1980/1999	6,000’	Garden Banks 114	Amerada Hess	3/2006	154-155	Two-year contract with Amerada Hess @ $304-306 expected to commence on +/- 3/23/2006 following current contract with same customer.

# Noble Lorris Bouzigard	IPF Pentagone	1975/2003	4,000’ (c)	Green Canyon 82	W&T	4/2006	139-141	Completed well for Forest Oil @ $134-136 on 2/4/2006. Rig assigned to W&T by Mariner for two wells @ $139-141. To commence 15-month extension with Mariner on +/- 5/1/2006 @ $172-173 for two wells, then to shipyard for +/- 75 days for upgrades utilizing aluminum alloy riser. Following upgrades, will commence one well with Walter O&G @ $129-131 for +/- 45 days then complete 15-month term with Mariner.

# Noble Therald Martin	IPF Pentagone	1977/2003	4,000’	East Breaks 602	Kerr-McGee	4/2006	119-121	Following two-well contract with Kerr-McGee @ $104-106, began first of two option wells on 2/14/2006 that were exercised @ $119-121. Received four-year commitment from Petrobras @ $113-115 plus a 15% performance bonus. The Petrobras contract will commence following completion of the rig’s work for Kerr-McGee and one month of shipyard mooring system upgrades. Cost of mobilization to Brazil paid for by Petrobras, with the rig on a moving rate of $108-109 during mobilization (limited to 60 days). Petrobras has the right of early termination in year three and four upon payment by Petrobras of a lump sum cancellation penalty amount depending on the date of termination.

Noble Clyde Boudreaux (b)	F&G 9500 Enhanced Pacesetter	1987/1999	10,000’	MS — Signal shipyard	Shipyard			Two-year contract for Shell to commence after upgrade in 1Q 2007 @ $209-211.

Submersibles (3)

# Noble Joe Alford	Pace 85	1982/1997	85’-C	TX — Signal shipyard	Shipyard			Next to Arena/ADTI on +/- 4/1/2006 for +/- 75 days @ $46-48, plus one option well @ $69-71. Then to Mariner for six months @ $84-86. Rig scheduled for +/- 30 days of downtime in 3Q 2006 for additional upgrades.

# Noble Lester Pettus	Pace 85	1982/1997	85’-C	Main Pass 19	Petsec	3/2006	54-56	One-year contract with Century Exploration commencing +/- 3/17/2006, with initial six months @ $58-59 and following six months @ $74-76. Rig scheduled for +/- 60 days of downtime in 3Q 2006 for upgrades in drilling capacity and quarters.

# Noble Fri Rodli	Transworld	1979/1998	70’-C	High Island 198	Virgin Offshore	3/2006	74-76	Completed well for Mariner @ $55-56 on 2/13/2006, then to Virgin Offshore @ $74-76. Next to Helis @ $74-76 for +/- 30 days. Negotiating with Mariner for return after Helis work. Anticipate +/- three days of downtime in 4Q 2006.

(#)	Denotes change from previous report.

(a)	Terms of contract confidential per agreement with operator.

(b)	Unit will be upgraded to the NC-5 mooring standards, which meet 100-year storm criteria.

(c)	Rig to be upgraded to 4,000’ utilizing aluminum alloy riser.

		YEAR				ANTICIPATED
		BUILT /	WATER			CONTRACT	DAYRATE
RIG	RIG DESIGN	REBUILT	DEPTH	LOCATION	OPERATOR	EXPIRATION	($000)	COMMENTS

International (50)

Mexico Jackups (8)

Noble Lewis Dugger	Levingston Class 111-C	1977/1997	300’-IC	Bay of Campeche	Pemex	5/2007	64-65

# Noble Gene Rosser	Levingston Class 111-C	1977/1996	300’-IC	Bay of Campeche	Pemex	10/2006	66-68	Anticipate +/- 10 days of downtime in 4Q 2006 for spud can inspection.

Noble Sam Noble	Levingston Class 111-C	1982	300’-IC	Bay of Campeche	Pemex	9/2007	64-65

# Noble John Sandifer	Levingston Class 111-C	1975/1995	300’-IC	Bay of Campeche	Pemex	6/2007	64-65	Anticipate +/- 10 days of downtime in 2Q 2006 for spud can inspection.

# Noble Johnnie Hoffman	BakMar BMC 300 IC	1976/1993	300’-IC	Bay of Campeche	Pemex	7/2007	64-65	Anticipate +/- 10 days of downtime in 4Q 2006 for spud can inspection.

# Noble Leonard Jones	MLT Class 53-E.R.C.	1972/1998	390’-IC	Bay of Campeche	Pemex	6/2007	70-71	Anticipate +/- eight days of downtime in 2Q 2006 for spud can inspection.

# Noble Earl Frederickson	MLT Class 82-SD-C	1979/1999	250’-IC	Bay of Campeche	Pemex	8/2006	39-40	Contract with Amerada Hess in Equatorial Guinea for +/- 20 months transferred to the Noble Carl Norberg. Anticipate +/- 10 days of downtime in 3Q 2006 for spud can inspection.

# Noble Bill Jennings	MLT Class 84-E.R.C.	1975/1997	390’-IC	Bay of Campeche	Pemex	5/2007	74-76	Anticipate +/- eight days of downtime in 3Q 2006 for spud can inspection.

Brazil Semisubmersible (1)

# Noble Paul Wolff	Noble EVA 4000TM	1981/1998	8,900’-DP	Shipyard	Petrobras			Rig off rate of $154-156 effective 10/12/2005 while in shipyard for +/- 160 days for periodic special survey. Dayrate increases $10,325 following shipyard project through 12/31/2006. Received a two-year contract extension with Petrobras through 12/31/2009 with a new dayrate of $214-216, plus a 15% performance bonus commencing upon upgrade of the unit to 10,000 foot water depth capability (estimated to be January 2007).

Brazil Drillships (3)

# Noble Leo Segerius	Gusto Engineering Pelican Class	1981/2002	5,900’-DP	Brazil	Petrobras	7/2008	137-139	Contract with Petrobras effective 1/1/2006 through 7/1/2008 @ $123-125, plus a 10% performance bonus. Anticipate +/- 105 days of downtime commencing +/- 7/1/2007 for survey and refurbishments.

Noble Muravlenko	Gusto Engineering Pelican Class	1982/1997	4,500’-DP	Brazil	Petrobras	2/2007	81-82	Received contract extension with Petrobras commencing 2/1/2007 through 2/1/2009 @ $119-121, plus a 15% performance bonus.

# Noble Roger Eason	Neddrill	1977/2004	7,200’-DP	Brazil	Petrobras	4/2007	96-97	Received contract extension with Petrobras from 4/13/2007 through 4/13/2010 @ $136-138, plus a 15% performance bonus. Anticipate +/- five days of downtime in 1Q 2006 for BOP repairs.

(#)	Denotes change from previous report.

		YEAR				ANTICIPATED
		BUILT /	WATER			CONTRACT	DAYRATE
RIG	RIG DESIGN	REBUILT	DEPTH	LOCATION	OPERATOR	EXPIRATION	($000)	COMMENTS

North Sea Jackups (8)

Noble Al White	CFEM T-2005 C	1982/1997	360’-IC	Netherlands	Wintershall	5/2006	89-91	Next to RWE for two wells for +/- 100 days each @ $124-126, plus option @ same rate for +/- 400 days.

# Noble Byron Welliver	CFEM T-2005 C	1982	300’-IC	Denmark	Maersk	9/2006	73-75	One-year option declared @ $83-85, then an additional year @ $181-183 from 9/2007 to 9/2008.

# Noble Kolskaya	Gusto Engineering	1985/1997	330’-IC	Netherlands	Wintershall	12/2006	103-104	Extension of contract with Wintershall for 2007 @ $169-171. Rig operates under a bareboat charter agreement to Noble under which Noble retains 30% of the rig’s operating profits as defined in the agreement.

# Noble George Sauvageau	Neddrill	1981	250’-IC	Netherlands	Gaz de France	3/2006	97-98	Next to Shell for one year @ $105-107, plus six one-year options at mutually agreed rates.

# Noble Ronald Hoope	MSC/CJ46	1982	250’-IC	United Kingdom	Gaz de France	1/2007	102-103

Noble Piet van Ede	MSC/CJ46	1982	250’-IC	Netherlands	Gaz de France	1/2007	97-98

# Noble Lynda Bossler	MSC/CJ46	1982	250’-IC	United Kingdom	Wintershall	12/2006	99-100	Wintershall contract @ $79-81 through 1/17/2006, then to $99-100 through 12/31/2006. New contract with Wintershall for all of 2007 @ $142-143.

# Noble Julie Robertson	Baker Marine Europe Class	1981/2000	390’-IC (d)	United Kingdom	Gaz de France	3/2006	67-69	Next to Eon for +/- 60 days at $67-69. Then to Venture for one well @ $109-110, then +/- 80 days @ $65-67, followed by nine months @ $109-110. Then one-year contract with Venture @ $164-166 until +/- 4/2008.

North Sea Semisubmersible (1)

# Noble Ton van Langeveld	Offshore SCP III Mark 2	1979/2000	1,500’	United Kingdom	Maersk	4/2006	114-116	Next a one-year extension with Maersk @ $201-202 effective 4/2006. Then to Venture for one year @ $247-248. Anticipate +/- 30 days of downtime in 2Q 2007 for upgrades and inspection.

West Africa Jackups (6)

# Noble Tommy Craighead	F&G L-780 MOD II-IC	1982/1990	300’-IC	Nigeria	Addax	1/2007	107-109	Anticipate +/- seven days of downtime in 3Q 2006 for upgrades.

# Noble Percy Johns	F&G L-780 MOD II-IC	1981/1995	300’-IC	Nigeria	ExxonMobil	3/2006	50-52	ExxonMobil exercised option for one year effective 3/26/2006 @ $117-118. Anticipate +/- 15 days of downtime in 2Q 2006 for spud can inspection and upgrades.

# Noble Roy Butler	F&G L-780 MOD II-IC	1982/1996	300’-IC (e)	Nigeria	Chevron	5/2006	51-53	Chevron exercised option for two years effective 5/15/2006 @ $129-131.

# Noble Ed Noble	MLT Class 82-SD-C	1984/1990	250’-IC	Nigeria	ExxonMobil	9/2006	46-48	Anticipate +/- five days of downtime in 1Q 2006 for spud can inspection.

# Noble Lloyd Noble	MLT Class 82-SD-C	1983/1990	250’-IC	Nigeria	Chevron	5/2006	49-51	Chevron exercised option for two years effective 5/21/2006 @ $127-129.

# Noble Don Walker	BakMar BMC 150 IC	1982/1992	150’-IC	Nigeria	Moni Pulo	3/2006	60-62	Completed Chevron work @ $67-69 on 2/6/2006, then began one well for Moni Pulo @ $60-62. Received LOI from Shell for one year @ $82-84 expected to commence following Moni Pulo work. Anticipate +/- eight days of downtime in 2Q 2006 for spud can inspection and upgrades to BOP control system.

West Africa Semisubmersible (1)

# Noble Homer Ferrington	F&G 9500 Enhanced Pacesetter	1985/2000	6,000’	Nigeria	ExxonMobil	8/2006	128-131	ExxonMobil has options for eight additional wells from +/- 8/2006 @ $128-131, which would extend the contract through +/- 12/2007. Experienced five days of downtime in 1Q 2006 for equipment repairs.

(#)	Denotes change from previous report.

(d)	Leg extensions fabricated to enable the rig to operate in up to 390’ of water in a non-harsh environment.

(e)	Rig is currently equipped to operate in 250’ of water. Leg extensions fabricated to enable the rig to operate in up to 300’ of water.

		YEAR				ANTICIPATED
		BUILT /	WATER			CONTRACT	DAYRATE
RIG	RIG DESIGN	REBUILT	DEPTH	LOCATION	OPERATOR	EXPIRATION	($000)	COMMENTS

Arabian Gulf Jackups (14)

# Noble Kenneth Delaney	F&G L-780 MOD II-IC	1983/1998	300’-IC	UAE (Abu Dhabi)	NDC	6/2007	50-51	Completed shipyard project and returned to work on 2/212006. One-year option exercised to extend contract to 6/2007.

# Noble George McLeod	F&G L-780 MOD II-IC	1981/1995	300’-IC	UAE (Abu Dhabi)	NDC	6/2007	50-51	Anticipate +/- 14 days of downtime for survey in 3Q 2006. One-year option exercised to extend contract to 6/2007.

Noble Jimmy Puckett	F&G L-780 MOD II-IC	1982/2002	300’-IC	Qatar	Ras Gas	5/2007	55-57

# Noble Harvey Duhaney	Levingston Class 111-C	1976/2001	300’-IC	Qatar	Total	2/2008	84-86	Two-year contract extension from Total @ $84-86 commenced 2/1/2006. Anticipate +/- 20 days of downtime in 2Q 2006 for upgrades and survey.

# Noble Gus Androes	Levingston Class 111-C	1982/1996	300’-IC	UAE (Abu Dhabi)	Total ABK	8/2006	67-69	Rig will be in the shipyard for scheduled surveys, maintenance and upgrades from +/- 8/15/2006 through +/- 11/1/2006.

# Noble Chuck Syring	MLT Class 82-C	1976/1996	250’-IC	Qatar	QatarGas III	7/2006	50-52	One-year contract with Maersk Oil Qatar @ $119-121 beginning in +/- 8/2006. Anticipate +/- 40 days of downtime in 3Q 2006 between contracts for survey and upgrades.

# Noble Charles Copeland	MLT Class 82-SD-C	1979/2001	250’-IC	Qatar	RasGas	6/2006	70-72	Two well option exercised @ $76-78K commencing +/- 6/2006.

Noble Roy Rhodes	MLT 116-C	1979	300’-IC (f)	UAE (Dubai)	DPC	1/2007	67-69

Noble Dhabi II	Baker Marine-150	1982	150’-IC	UAE (Abu Dhabi)	ADOC	7/2006	39-40	Commitment from ADOC for two-year extension @ $59-60. Anticipate 60 days of downtime in 2Q/3Q 2006 for upgrades and survey.

Noble Gene House	Modec 300-C	1981/2004	300’-IC	Qatar	Dolphin Energy	3/2007	59-60	Anticipate +/- seven days of downtime in 2Q 2006 for survey.

# Noble Dick Favor	BakMar BMC 150 IC	1982/2005	150’-IC	UAE (Abu Dhabi)	Bunduq	4/2006	51-52	Next to Anadarko and Wintershall in Qatar for a two-well (+/- 90 days) contract @ $59-61.

Noble Cees van Diemen	Modec 300-C	1981/2004	300’-IC	Qatar	Ras Gas	11/2007	54-56

# Noble David Tinsley	Modec 300-C	1981/2004	300’-IC	Qatar	Ras Gas	10/2006	54-56	Next to QatarGas for a two-well contract (+/- 150 days) @ $119-121. Anticipate +/- 14 days of downtime in 4Q 2006 for survey.

Noble Mark Burns	Levingston Class 111-C	1980/2005	300’-IC	Qatar	Ras Gas	4/2007	60-61

Mediterranean Jackup (1)

Noble Carl Norberg	MLT Class 82-C	1976/1996	250’-IC	Croatia	CROSCO / INAgip	3/2006	48-50	Bareboat chartered for contract to operator. Three month extension from 3/2006 @ $56-57. Received contract with Amerada Hess for +/- 20 months in Equatorial Guinea @ $73-75 (mobilization to be paid by operator) commencing +/- 8/2006. (This contract previously assigned to the Noble Earl Frederickson.)

India Jackups (2)

Noble Ed Holt	Levingston Class 111-C	1981/1994	300’-IC	India	ONGC	3/2006	48-49	Received LOI for three-year extension with ONGC @ $82-83 in direct continuation of current contract. Anticipate +/- 90 days of downtime in 4Q 2006 for survey and upgrades.

# Noble Charlie Yester	MLT 116-C	1979	300’-IC	India	ONGC	12/2006	50-51	Received LOI for three-year extension with ONGC @ $130-131 in direct continuation of current contract. Rig incurred four days of downtime in 1Q 2006 for survey.

Far East Semisubmersibles (3)

Noble Dave Beard	F&G 9500 Enhanced Pacesetter	1986	10,000’	Dalian, China	Shipyard			Received a five-year contract with Petrobras @ $219-220, plus 15% bonus. Commencement of operations in Brazil is scheduled for 30 months after contract signing, estimated to be +/- 2Q 2008. Mobilization cost paid for by Petrobras, with the unit on a moving rate of $208-210 during mobilization (limited to 75 days). Total capital expenditures are estimated to be +/- $375 million.

Noble Danny Adkins — Newbuild	Trosvik Bingo 9000	1999	12,000’	Dalian, China	Shipyard			LOI from Shell for four-year contract @ $404-406 following upgrade of baredeck hull to 12,000’ water depth capability. Upgrade expected to be 32 to 36 months from execution of shipyard construction contract. Total capital expenditures are estimated to be +/- $500 million, including the purchase price of the hull. Construction is scheduled at the Jurong Shipyard in Singapore.

Noble Bingo 9000 Rig 4	Trosvik Bingo 9000	1999	12,000’ (g)	Dalian, China	Shipyard			Baredeck hull.

Far East Jackups (2)

		YEAR				ANTICIPATED
		BUILT /	WATER			CONTRACT	DAYRATE
RIG	RIG DESIGN	REBUILT	DEPTH	LOCATION	OPERATOR	EXPIRATION	($000)	COMMENTS

Noble Roger Lewis — Newbuild	F&G JU-2000E	2007	400’-IC	Dalian, China	Shipyard			Two-year contract with Shell @ $104-106 with five one-year options at mutually agreed rates. Contract to commence following construction of rig, which is expected to be completed in 3Q 2007.

Noble Hans Deul — Newbuild	F&G JU-2000E	2008	400’-IC	Dalian, China	Shipyard			Two-year contract with Shell @ $104-106 with five one-year options at mutually agreed rates. Contract to commence following construction of rig, which is expected to be completed in 1Q 2008.

(#)	Denotes change from previous report.

(f)	Rig is currently equipped to operate in 250’ of water.

(g)	Baredeck hull constructed as capable to operate in 10,000’ of water.